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                                                                   EXHIBIT 10.27


               REDEMPTION AND CONVERSION OF PARTNERSHIP INTERESTS
                             AND FOURTH AMENDMENT TO
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                         COGEN TECHNOLOGIES LINDEN, LTD.

         This Redemption and conversion of Partnership Interests and Fourth Amendment to the Agreement of Limited Partnership of Cogen Technologies Linden, Ltd., dated as of February 4, 1999 (this "Redemption and Amendment Agreement"), is entered into by and among JEDI Linden GP, L.L.C., a Delaware limited liability company ("Linden GP"), JEDI Linden LP, L.L.C., a Delaware limited liability company ("Linden LP"), RCM Holdings, Inc. (formerly Cogen Technologies, Inc.), a Texas corporation ("CTI"), Cogen Technologies Limited Partners Joint Venture, a Texas general partnership ("CTLPJV"), and Cogen Technologies Linden, Ltd., a Texas limited partnership (the "Partnership").

                                   WITNESSETH:

         WHEREAS, the Partnership was formed as a limited partnership under the Texas Revised Limited Partnership Act (the "Act") upon the filing of a Certificate of Limited Partnership in the office of the Secretary of State of the State of Texas on July 7, 1989, and is governed by an Agreement of Limited Partnership dated as of June 28, 1989, as amended as of the 14th day of February, 1990, the 31st day of July, 1990 and the 4th day of February, 1999 (the "Partnership Agreement");

         WHEREAS, CTI and CTLPJV desire to withdraw as partners of the Partnership and relinquish any and all remaining rights that they hold in and to the Partnership, its properties and revenues (collectively, the "Retained Interests") in exchange for the distribution to CTI and CTLPJV by the Partnership of their respective share of the cash and other assets described on Exhibit A hereto (the "Redemption Consideration"); and

         WHEREAS, Linden GP and Linden LP desire to (i) consent to the Partnership's redemption of the Retained Interests of CTI and CTLPJV in the Partnership, (ii) convert the general partner interest held by Linden LP into a limited partner interest, and (iii) to continue the business of the Partnership pursuant to the Partnership Agreement as amended hereby.

         NOW, THEREFORE, the undersigned, in consideration of the premises, covenants and agreements contained herein, do hereby agree as follows:

         1. Redemption. In consideration for the distribution by the Partnership of its respective share of the Redemption Consideration and the covenants and agreements herein contained, each of CTI and CTLPJV does hereby relinquish and assign, transfer and convey to the Partnership all of its right, title and interest in and to its Retained Interest in the Partnership and all rights and obligations it may have as a Partner under the Partnership Agreement.


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         2. Conversion of Interest. The Partnership Interest of Linden LP as a
general partner is hereby converted to a Partnership Interest as a limited partner, and Linden LP shall no longer be a general partner of the Partnership.

         3. Revaluation of Capital Accounts. The Capital Accounts of the Partners shall be revalued pursuant to Section 8.4 of the Partnership Agreement immediately prior to the distribution of the Redemption Consideration to CTI and CTLPJV to cause (i) the Capital Accounts of CTI and CTLPJV (as adjusted to reflect all other allocations and distributions prior to such effective date) to reflect a credit balance equal to the amount of their respective shares of the Redemption Consideration, (ii) the Capital Account of Linden GP to reflect a credit balance equal to 1.1% (.58 / 52.5) of the credit balance in the Capital Account of CTI and (iii) the Capital Account of Linden LP to reflect a credit balance equal to 90.5% of the credit balance in the Capital Account of CTLPJV and a credit balance equal to 80.4% (46.92/52.5) of the credit balance in the Capital Account of CTI.

         4. Withdrawal. Immediately following the admission of Linden GP and Linden LP as partners of the Partnership and the distribution of the Redemption Consideration to CTI and CTLPJV, each of CTI and CTLPJV (i) shall and does hereby withdraw as a Partner of the Partnership and (ii) shall thereupon cease to be a Partner of the Partnership.

         5. Continuation of the Partnership. The parties hereto agree that notwithstanding any provision of the Partnership Agreement to the contrary, the withdrawal of CTI and CTLPJV as partners of the Partnership shall not dissolve the Partnership, and the business of the Partnership shall be continued by Linden GP and Linden LP.

         6. Amendments. The Partnership Agreement is amended as follows:

         (a) The definition of "General Partner" shall be revised to read as follows:

                    "General Partner" means JEDI Linden GP, L.L.C., a Delaware corporation, or its successor or assign.

         (b) The definition of "Limited Partner" shall be revised to read as follows:

                    "Limited Partner" means JEDI Linden LP, L.L.C., a Delaware corporation, or its successor or assign.


         (c) The second sentence of Article IV is deleted in its entirety and replaced with the following:

                    The location of the principal office of the Partnership where the books and records of the Partnership shall be kept shall be 1400 Smith Street, Houston, Texas 77002.


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         (d) The first sentence of Article V is deleted in its entirety and replaced with the following:

                    The General Partner shall serve as the Registered Agent of the Partnership as required under the Partnership Act, and the location of the Registered Office of the Partnership shall be 1400 Smith Street, Houston, Texas 77002.

         (e) Section 8.1 shall be revised to reflect a Sharing Ratio for the General Partner equal to 1% and a Sharing Ratio for the Limited Partner equal to 99%.

         7. Pledge. Linden GP, in its capacity as General Partner consents hereby to the pledge by the Limited Partner of its interest in the Partnership in favor of NationsBank, N.A., as Agent for the Lenders, in connection with the acquisition bridge and term financing and in favor of a trustee in connection with any capital markets take-out of the acquisition bridge or term financing and confirms, acknowledges and agrees that such acquisition bridge financing, is in connection with a bona fide financing under Section 16.5 of the Partnership Agreement.

         8. Books and Records. The General Partner shall take all actions necessary under the Act and the Partnership Agreement as the General Partner shall deem necessary or desirable, to evidence the withdrawal of CTI and CTLPJV from the Partnership and the admission of Linden GP and Linden LP to the Partnership as the General Partner and Limited Partner, respectively.

         9. Future Cooperation. Each of the parties hereto agrees to cooperate at all times from and after the date hereof with respect to all of the matters described herein, and to execute such further assignments, assumptions, amendments of the Partnership Agreement, notifications and other documents as may be reasonably requested for the purpose of giving effect to, or evidencing or giving notice of, the transactions contemplated by this Redemption and Amendment Agreement.

         10. Binding Effect. This Redemption and Amendment Agreement shall be binding upon, and shall enure to the benefit of, the parties hereto and their respective successors and assigns.

         11. Execution in Counterparts. This Redemption and Amendment Agreement may be in any number of counterparts, each of which shall be an original, with the same effect as if the signatures were upon the same instrument.

         12. Agreement in Effect. Except as hereby amended, the Agreement shall remain in full force and effect.

         13. Governing Law. This Redemption and Amendment Agreement shall be governed by, and interpreted in accordance with, the laws of the State of Texas, without regard to principles of conflict of laws.

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         IN WITNESS WHEREOF, the parties hereto have caused this Redemption and
Amendment Agreement to be duly executed and delivered as of the day and year first above written.

                                     JEDI LINDEN GP L.L.C.


                                     By: /s/ JEREMY BLACHMAN
                                        ----------------------------------------
                                     Name:  Jeremy Blachman
                                          --------------------------------------
                                     Title: Attorney in Fact
                                           -------------------------------------

                                     JEDI LINDEN LP, L.L.C.


                                     By:  /s/ JEREMY BLACHMAN
                                        ----------------------------------------
                                     Name:  Jeremy Blachman
                                          --------------------------------------
                                     Title: Attorney in Fact
                                           -------------------------------------

                                     RCM HOLDINGS, INC.,
                                     a Texas corporation


                                     By: /s/ RICHARD A. LYDECKER, JR.
                                        ----------------------------------------
                                     Name:  Richard A. Lydecker, Jr.
                                     Title: Senior Vice President
                                            and Chief Financial Officer


                                     COGEN TECHNOLOGIES LIMITED
                                     PARTNERS JOINT VENTURE


                                     By:    /s/ PAULINE E. BUCK
                                            -----------------------------------
                                            Pauline E. Buck, as Trustee of the
                                            Charles N. Buck Family Trust-A and
                                            the Charles N. Buck Family Trust-B
                                            under the Will of Charles N. Buck


                                     By:    /s/ ROBERT A. HANSEN
                                            ------------------------------------
                                            Robert A. Hansen


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                                     By:    Evergreen Partnership Energy, Ltd.

                                     By:  /s/ H. FRED LEVINE
                                        ----------------------------------------
                                     Its: G.P.
                                         ---------------------------------------


                                     By:    The 1989 Energy Trust


                                     By:    /s/ ROBERT CARY MCNAIR, JR.
                                            ------------------------------------
                                            Robert Cary McNair, Jr., Co-trustee
                                            (and not in his individual capacity)


                                     By:    /s/ DAVID C. HOLLAND
                                            ------------------------------------
                                            David C. Holland, Co-trustee
                                            (and not in his individual capacity)


                                     By:    /s/ C. DONALD VAN WART
                                            ------------------------------------
                                            C. Donald Van Wart


                                     By:    Hansfam Three, a Trust


                                     By:    /s/ JOHN P. HANSEN
                                            ------------------------------------
                                            John P. Hansen, Co-trustee
                                            (and not in his individual capacity)


                                     By:    /s/ C. DONALD VAN WART
                                            ------------------------------------
                                            C. Donald Van Wart, Co-trustee
                                            (and not in his individual capacity)


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                                     COGEN TECHNOLOGIES LINDEN, LTD.

                                     By:    JEDI Linden GP, L.L.C.
                                     Its:   General Partner


                                     By:  /s/ JEREMY BLACHMAN
                                        ----------------------------------------
                                     Name: Jeremy Blachman
                                          --------------------------------------
                                     Title:  Attorney in Fact
                                           -------------------------------------


                                     By:    JEDI Linden LP, L.L.C.
                                     Its:   General Partner


                                     By:  /s/ JEREMY BLACHMAN
                                        ----------------------------------------
                                     Name:  Jeremy Blachman
                                          --------------------------------------
                                     Title: Attorney in Fact
                                           -------------------------------------


                                     By:    RCM Holdings, Inc.,
                                            a Texas corporation
                                     Its:   General Partner


                                     By:  /s/ RICHARD A. LYDECKER, JR.
                                        ----------------------------------------
                                     Name:  Richard A. Lydecker, Jr.
                                     Title: Senior Vice President
                                            and Chief Financial Officer


                                     By:    Cogen Technologies Limited Partners
                                            Joint Venture
                                     Its:   Limited Partner


                                     By:    /s/ PAULINE E. BUCK
                                            ------------------------------------
                                            Pauline E. Buck, as Trustee of the
                                            Charles N. Buck Family Trust-A and
                                            the Charles N. Buck Family Trust-B
                                            under the Will of Charles N. Buck



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                                     By:    /s/ ROBERT A. HANSEN
                                            ------------------------------------
                                            Robert A. Hansen


                                     By:    Evergreen Partnership Energy, Ltd.


                                     By:  /s/ H. FRED LEVINE
                                        ----------------------------------------
                                     Its: G.P.
                                         ---------------------------------------

                                     By:    The 1989 Energy Trust

                                     By:    /s/ ROBERT CARY MCNAIR, JR.
                                            ------------------------------------
                                            Robert Cary McNair, Jr., Co-trustee
                                            (and not in his individual capacity)



                                     By:    /s/ DAVID C. HOLLAND
                                            ------------------------------------
                                            David C. Holland, Co-trustee
                                            (and not in his individual capacity)



                                     By:    /s/ C. DONALD VAN WART
                                            ------------------------------------
                                            C. Donald Van Wart


                                     By:    Hansfam Three, a Trust


                                     By:    /s/ JOHN P. HANSEN
                                            ------------------------------------
                                            John P. Hansen, Co-trustee
                                            (and not in his individual capacity)


                                     By:    /s/ C. DONALD VAN WART
                                            ------------------------------------
                                            C. Donald Van Wart, Co-trustee
                                            (and not in his individual capacity)




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